                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                K2 DIGITAL, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                K2 DIGITAL, INC.
                          30 BROAD STREET, 16TH FLOOR
                               NEW YORK, NY 10004

                            ------------------------


                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS


                          TO BE HELD ON MARCH 7, 2001

                            ------------------------

To the Stockholders of
K2 DIGITAL, INC.:


     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of K2 Digital, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m. (Eastern Standard Time) on March 7, 2001, at the offices of counsel to the Company, Brown Raysman Millstein Felder & Steiner LLP, 120 West 45th Street, 20th floor, New York, New York 10036 to consider and vote upon:


     (a) An amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's capital stock from 10,000,000 to 25,000,000, of which 24,000,000 shares will be common stock, par value $.01 per share (the "Common Stock"), and 1,000,000 shares will be preferred stock, par value $.01 per share.

     (b) A proposal to issue to Fusion Capital Fund II, LLC up to 3,500,000 shares of the Company's common stock, par value $0.01 per share, pursuant to a common stock purchase agreement.

     (c) An amendment to the Company's 1997 Stock Incentive Plan to increase the aggregate number of shares of the Company's common stock, par value $0.01 per share, that may be granted as awards under such plan from 1,700,000 to 3,000,000.

     (d) Any other business that may properly come before the Special Meeting.


     THE BOARD OF DIRECTORS HAS FIXED THE CLOSE OF BUSINESS ON FEBRUARY 14, 2001 AS THE RECORD DATE FOR THE DETERMINATION OF STOCKHOLDERS ENTITLED TO RECEIVE NOTICE OF AND TO VOTE AT THE SPECIAL MEETING. STOCK TRANSFER BOOKS WILL NOT BE CLOSED.


     To assure representation of your shares, YOU ARE REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE SPECIAL MEETING, TO COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE. If your shares are held of record by a broker, bank, or other nominee and you wish to vote your shares at the Special Meeting, you must obtain and bring to the Special Meeting a letter from the broker, bank, or other nominee confirming your beneficial ownership of the shares.

     The attached proxy statement provides you with detailed information about the matters on which you are being asked to vote. We encourage you to read the entire document carefully.

                                          By Order of the Board of Directors

                                          /s/        GARY W. BROWN
                                          --------------------------------------
                                                      Gary W. Brown,
                                                        Secretary

New York, New York

February 15, 2001

                                K2 DIGITAL, INC.
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF STOCKHOLDERS


     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of K2 Digital, Inc. ("K2" or the "Company") in connection with the Special Meeting of the Stockholders of the Company. All proxies in the accompanying form, which are properly executed and duly returned, will be voted at the Special Meeting, to be held on March 7, 2001, at 10:00 a.m. at the offices of counsel to the Company, Brown Raysman Millstein Felder & Steiner LLP, 120 West 45th Street, 20th floor, New York, New York 10036, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Company's mailing address is 30 Broad Street, 16th Floor, New York, New York 10004, except as otherwise noted.



     This Proxy Statement and the enclosed form of proxy are being mailed to stockholders on or about February 15, 2001.


           INFORMATION CONCERNING VOTING AND SOLICITATION OF PROXIES

PURPOSES OF SPECIAL MEETING

     The purposes of the Special Meeting are to consider and vote upon:

     (a) An amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's capital stock from 10,000,000 to 25,000,000, of which 24,000,000 shares will be common stock, par value $.01 per share, and 1,000,000 shares will be preferred stock, par value $.01 per share.


     (b) A proposal to issue to Fusion Capital Fund II, LLC up to 3,500,000 shares of the Company's common stock, par value $0.01 per share, pursuant to a common stock purchase agreement.


     (c) An amendment to the Company's 1997 Stock Incentive Plan to increase the aggregate number of shares of the Company's common stock, par value $0.01 per share, that may be granted as awards under such plan from 1,700,000 to 3,000,000.

     (d) Any other business that may properly come before the Special Meeting.

RECORD DATE AND SHARES OUTSTANDING


     Only holders of record of the Company's common stock, par value $.01 per share, at the close of business on February 14, 2001, will be entitled to notice of and to vote at the Special Meeting. On that date there were issued and outstanding 3,462,794 shares of common stock (not including treasury shares). Each outstanding share of common stock is entitled to one vote on all matters to come before the Special Meeting. As of December 31, 2000, officers and directors of the Company beneficially held an aggregate of 981,416 shares of common stock (not including currently exercisable options to purchase shares of common stock), or 28.3% of the total outstanding shares of common stock entitled to vote at the Special Meeting.


REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy originally filed,

(ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the Special Meeting or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to the Company at 30 Broad Street, 16th Floor, New York, New York 10004, Attention: Secretary, or hand delivered to the Secretary of the Company at or before the taking of the vote at the Special Meeting.

VOTING AND SOLICITATION

     Stockholders vote at the Special Meeting by casting ballots (in person or by proxy) which are tabulated by a person appointed by the Board before the Special Meeting to serve as inspector of election at the Special Meeting and who has executed and verified an oath of office. In the absence of specific instructions to the contrary, properly executed proxies will be voted:

     - FOR the approval of the amendment to the Certificate of Incorporation of the Company to increase the number of authorized shares of the Company's capital stock from 10,000,000 to 25,000,000, of which 24,000,000 shares will be common stock, par value $.01 per share, and 1,000,000 shares will be preferred stock, par value $.01 per share.


     - FOR the approval of the issuance and sale to Fusion Capital Fund II, LLC of up to 3,500,000 shares of the Company's common stock, par value $0.01 per share, pursuant to a common stock purchase agreement.


     - FOR the approval of the amendment to the Company's 1997 Stock Incentive Plan to increase the aggregate number of shares of the Company's common stock, par value $0.01 per share, that may be granted as awards under such plan from 1,700,000 to 3,000,000.

     No business other than that set forth in the accompanying Notice of Special Meeting of Stockholders is expected to come before the Special Meeting. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed form of proxy will vote such proxy as recommended by the Board of Directors (the "Board").

     The Company is soliciting proxies and the cost of soliciting such proxies will be borne by the Company. In addition to the use of traditional mailings, officers, directors and regular employees of the Company may solicit proxies personally or by telephone, electronic mail or facsimile transmission. The Company also intends to request that brokerage houses, banks, custodians, nominees and fiduciaries forward soliciting material to the beneficial owners of common stock held of record by such persons, and will reimburse such persons for their reasonable expenses in forwarding such material.

QUORUM; ABSTENTIONS; BROKER NON-VOTES


     The holders of a majority of the total shares of common stock issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Special Meeting. The amendment to the Company's Certificate of Incorporation to effect an increase in the number of the Company's authorized capital stock must be approved by the holders of a majority of shares of the Company's common stock outstanding as of the Record Date. Assuming a quorum is present, the affirmative vote of a majority of the total shares of the Company's common stock represented in person or by proxy at the Special Meeting is required for approval of the issuance and sale of the common stock to Fusion Capital and for approval of the amendment to increase the aggregate number of shares of common stock available for awards under the Company's 1997 Stock Incentive Plan.


     Abstentions and broker "non-votes" are included in the determination of the number of shares present at the Special Meeting for quorum purposes. An abstention will have the same effect as a negative vote. Broker "non-votes" are not counted in the tabulations of the votes cast on proposals presented to stockholders because shares held by a broker are not considered to be entitled to vote on matters as to which broker authority is withheld. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

     It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are urged to execute and return your proxy in the enclosed envelope, to which no postage need be affixed if mailed in the United States.

                                   PROPOSAL 1

                   APPROVAL OF THE AMENDMENT TO THE COMPANY'S
              CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
                     OF SHARES OF AUTHORIZED CAPITAL STOCK

     Currently, the Company's Certificate of Incorporation authorizes the issuance of up to 10,000,000 shares of capital stock, of which shares 9,000,000 are designated common stock, par value $.01 per share, and 1,000,000 are designated preferred stock, par value $.01 per share. The Company's Board of Directors has approved, and recommended for adoption by the stockholders at the Special Meeting, a proposed amendment to the Company's Certificate of Incorporation which would, if approved by the stockholders, effect an increase in the number of authorized shares of capital stock from 10,000,000 to 25,000,000, of which shares 24,000,000 would be common stock and 1,000,000 would be preferred stock.

     As of the close of business on December 31, 2000, 3,462,794 shares of common stock were issued and outstanding, 417,417 were held as treasury shares, an aggregate of 1,700,000 shares may be granted as awards pursuant to the Company's stock option plans and 574,970 shares are issuable and reserved for issuance pursuant to securities (other than stock options issued pursuant to the Company's stock option plans) exercisable or exchangeable for, or convertible into, shares of common stock. As of the close of business on December 31, 2000, 1,000,000 shares of preferred stock were authorized of which no shares were issued and outstanding.

     On December 11, 2000, the Company entered into a common stock purchase agreement with Fusion Capital Fund II, LLC ("Fusion Capital") pursuant to which the Company has reserved 2,677,647 shares of common stock to be issued and sold to Fusion Capital. Under the common stock purchase agreement, Fusion Capital has agreed to purchase up to $12 million of common stock in two tranches. The purchase price will be based upon the future performance of the Company's common stock. The Company estimates that the maximum number of shares to be sold to Fusion Capital under the first tranche of the common stock purchase agreement will be 2,677,647 and that the maximum number of shares to be sold to Fusion Capital under the second tranche of the common stock purchase agreement in the event that the Company elects to pursue the second tranche will be 1,500,000. Under the terms of the common stock purchase agreement, in connection with commencing the first tranche, Fusion Capital will receive 380,485 shares of our common stock and warrants to purchase 297,162 shares of common stock at an exercise price of $.01 per share as a commitment fee. For a further discussion of the terms and conditions of the common stock purchase agreement, see "Proposal 2 -- Approval of the Issuance and Sale of Up to 3,500,000 Shares of Common Stock to Fusion Capital Pursuant to a Common Stock Purchase Agreement" below.


     In addition to the common stock purchase agreement with Fusion Capital, the Company is considering acquiring the assets of SilverCube, Inc., a wireless professional services company. While the precise details of the SilverCube transaction remains under discussion, the Company presently proposes to issue to SilverCube 100,000 shares of the Company's common stock and assume and guarantee $600,000 of SilverCube's debt in exchange for all of the assets of SilverCube, Inc. The Company will also offer permanent employment contracts to certain key SilverCube employees. The Company expects to consummate this asset acquisition during 2001.



     After accounting for shares of common stock issued and outstanding, reserved for future issuance (including options under the Company's stock option plans (as proposed to be amended) and warrants) and those shares to be issued in connection with the commitment shares to be issued to Fusion Capital and the pending SilverCube acquisition, the Company will have exhausted its shares of common stock available for issuance and will not have any shares available to issue to Fusion Capital pursuant to the common stock purchase agreement. The Board of Directors believes that the adoption of the proposed amendment to the Certificate of Incorporation, which increases the number of authorized shares of common stock by 15,000,000 shares, is in the best interests of the Company and its stockholders. The adoption of the proposed amendment to the Certificate of Incorporation would increase the flexibility of the Company to issue common stock and would ensure that an adequate supply of authorized and unissued shares of common stock is available for general corporate purposes, the Company's stock option plans, acquisitions and other equity financings. If approved, the additional authorized shares of common stock will be available for issue for such purposes as the Board of Directors may approve, without a further stockholder vote unless required under Delaware law, the rules of the Nasdaq Stock Market, or the Company's Certificate of Incorporation.

     The issuance of additional shares of common stock will have a dilutive effect on the equity and voting power of existing stockholders. Holders of the Company's common stock do not have preemptive rights to purchase shares of common stock of the Company. In addition, the issuance of additional shares of common stock could, in certain instances, discourage a merger, tender offer or proxy contest and thus potentially have an anti-takeover effect, particularly if common stock were issued in response to a potential takeover.

     If the amendment is approved by the stockholders, Article FOURTH of the Company's Amended and Restated Certificate of Incorporation will be amended in its entirety to read as follows:

     "FOURTH: (a) The total number of shares of stock which the Corporation shall have authority to issue is 25,000,000 consisting of 24,000,000 shares of Common Stock, par value $.01 per share, and 1,000,000 shares of Preferred Stock, par value $.01 per share.

     (b) The board of directors is hereby empowered to authorize by resolution or resolutions from time to time the issuance of one or more classes or series of Preferred Stock and to fix the voting powers, full or limited or no voting powers, and such designations, powers, preferences and relative, participating, optional or other rights, if any, and the qualifications, limitations or restrictions thereof if any, with respect to each such class or series of Preferred Stock (including without limitation liquidation preferences, dividend rates, conversion rights and redemption provisions), and the number of shares constituting each such class or series, and to increase or decrease the number of shares of any such class or series to the extent permitted by the Delaware General Corporation Law."

     If approved by the stockholders, the amendment to the Company's Certificate of Incorporation will become effective upon the filing of the amendment to the Certificate with the Secretary of State of the State of Delaware. If the amendment to the Certificate of Incorporation is not approved, the number of authorized shares of capital stock will remain at 10,000,000 shares.

REQUIRED VOTE


     The amendment to the Company's Certificate of Incorporation to effect an increase in the number of the Company's authorized capital stock must be approved by the holders of a majority of shares of the Company's common stock outstanding as of the Record Date. Each share of common stock is entitled to one vote.


                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
1.

                                   PROPOSAL 2

          APPROVAL OF THE ISSUANCE AND SALE OF UP TO 3,500,000 SHARES
                       OF COMMON STOCK TO FUSION CAPITAL
                 PURSUANT TO A COMMON STOCK PURCHASE AGREEMENT

     To raise additional capital to fund the Company's operations, the Company entered into a common stock purchase agreement with Fusion Capital on December 11, 2000. The common stock purchase agreement provides for the sale of up to $12 million of the Company's common stock, in two tranches. The purchase price will be based upon the future performance of the Company's common stock. The Company estimates that the maximum number of shares to be sold to Fusion Capital under the first tranche of purchases under the common stock purchase agreement will be 2,677,647. In addition, in the event that the Company elects to commence the second tranche of purchases under the common stock purchase agreement, the Company estimates that the maximum number of shares to be sold to Fusion under the second tranche will be 1,500,000. The Company is asking its stockholders to consider and approve the issuance and sale of up to an aggregate of 3,500,000 shares of common stock in the two tranches under the common stock purchase agreement, which is in excess of 20% of the Company's outstanding common stock. See "Transaction with Fusion Capital" for a more detailed description.

     The Company is seeking stockholder approval to comply with Nasdaq Marketplace Rule 4350(i). Nasdaq Marketplace Rule 4350(i) requires stockholder approval in connection with a transaction involving the issuance of common stock, or securities convertible into or exercisable for common stock, equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.

     If the Company sells an aggregate of 3,500,000 shares of common stock in the two tranches pursuant to the common stock purchase agreement, the Company will issue shares substantially in excess of its common stock outstanding before the issuance. Since the issuance of shares to Fusion Capital will be an issuance of more than 20% of the Company's common stock outstanding before the issuance and may be deemed to have been issued for less than the greater of book or market value of the stock, the Company is seeking stockholder approval to issue this number of shares to Fusion Capital. The Board of Directors believes that the issuance to Fusion Capital is in the best interests of the Company because it will provide additional cash that the Company needs for general corporate purposes.

TRANSACTION WITH FUSION CAPITAL

  General

     On December 11, 2000, the Company entered into a common stock purchase agreement with Fusion Capital pursuant to which Fusion Capital agreed to purchase up to $12 million of the Company's common stock in two tranches. Each $6 million tranche is to be purchased over a period of up to twenty-four months, subject to a six month extension, subject to earlier termination at the Company's discretion. The selling price of the shares will be equal to the lesser of (1) $15.00 or (2) a price based upon the future performance of the Company's common stock without any fixed discount to the market price.

     After all of the shares of the Company's common stock purchasable under the first tranche of the common stock purchase agreement have been purchased by Fusion Capital, the Company has the right to deliver to Fusion Capital an irrevocable written notice stating that the Company elects to commence the second tranche. The obligation of Fusion Capital to commence the second tranche is subject only to customary conditions, all of which are outside the control of Fusion Capital. If the Company's stock price equals or exceeds $4.00 per share, the Company has the right to increase this monthly amount up to the full remaining portion of the $6 million commitment. The major features of the common stock purchase agreement are summarized below.

  Purchase of Shares Under the Common Stock Purchase Agreement

     Under the common stock purchase agreement, Fusion Capital will purchase shares of the Company's common stock by purchasing from time to time a specified dollar amount of the Company's common stock. Subject to the limits on purchase and the termination rights described below, each 30-day period during the term of the first tranche of up to 24 months, Fusion Capital will purchase $250,000 of the Company's common stock. This amount may be increased or decreased by the Company. The selling price per share is equal to the lesser of:

     - the lowest sale price of the Company's common stock on the day of submission of a purchase notice by Fusion Capital; or

     - the average of any five closing bid prices of the Company's common stock, selected by Fusion Capital, during the 15 trading days prior to the date of submission of a purchase notice by Fusion Capital; or

     - $15.00

     The selling price will be adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction occurring during the fifteen (15) trading days in which the closing bid price is used to compute the purchase price. Notwithstanding the foregoing, Fusion Capital may not purchase shares of common stock under the common stock purchase agreement if Fusion Capital or its affiliates would beneficially own more than 9.9% of the Company's then aggregate outstanding common stock immediately after the proposed purchase. If the 9.9% limitation is ever reached this will not effect or limit Fusion Capital's obligation to fund the required monthly purchase amount of $250,000 or Fusion Capital's mandatory purchase obligation under the common stock purchase agreement.

     The following table sets forth the number of shares of the Company's common stock that would be sold to Fusion Capital upon the Company's sale of common stock under the first tranche of the common stock purchase agreement at varying purchase prices:

                  NUMBER OF SHARES
                 TO BE ISSUED UPON A           PERCENT OF OUR COMMON STOCK
  ASSUMED    FULL PURCHASE OF THE FIRST    OUTSTANDING AS OF DECEMBER 31, 2000,
  PURCHASE   TRANCHE OF THE COMMON STOCK   AFTER GIVING EFFECT TO THE ISSUANCE
   PRICE         PURCHASE AGREEMENT                TO FUSION CAPITAL(1)
  --------   ---------------------------   ------------------------------------
   $ 0.50             2,677,647(2)                         43.6%
   $ 1.00(3)          2,677,647(2)                         43.6%
   $ 4.00             2,177,647                            38.6%
   $10.00             1,277,647                            27.0%
   $15.00             1,077,647                            23.7%

---------------
(1) Based on 3,462,794 shares of common stock outstanding as of December 31, 2000. Includes the issuance of 380,485 shares of common stock issued to Fusion Capital and 297,162 shares of common stock issuable to Fusion Capital upon exercise of warrants issued to it as a commitment fee, and the number of shares issuable at the corresponding assumed purchase price set forth in the adjacent column.

(2) The Company estimates that it will issue no more than 2,000,000 shares to Fusion Capital under the first tranche of the common stock purchase agreement, excluding the shares of common stock issued as a commitment fee. If more than 2,000,000 shares are issuable to Fusion Capital under the first tranche of the common stock purchase agreement, the Company currently intends to terminate the common stock purchase agreement without any payment or liability to Fusion Capital.

(3) The closing price as of January 19, 2001 was $1.00.

     Since the Company only plans to sell up to 2,000,000 shares to Fusion Capital under the first tranche of the common stock purchase agreement, the Company's stock price will need to equal or exceed $3.00 per share for it to receive the maximum proceeds of $6 million under the common stock purchase agreement. Assuming a purchase price of $1.00 per share (the closing sale price of the common stock on January 19, 2001) and the purchase by Fusion Capital of the full amount of shares purchasable under the first tranche of the common stock purchase agreement, proceeds to the Company would only be $2,000,000 unless the Company chooses to issue more than 2,000,000 shares, which the Company has the right to do.

  The Company's Right To Suspend Purchases

     At any time or from time to time, so long as the closing sale price of the Company's common stock has been below $15.00 for the most recent three trading days, the Company will have the unconditional right to prevent any purchases effective upon three trading days prior notice. To the extent the Company needs to use the cash proceeds of the sales of common stock under the common stock purchase agreement for working capital or other business purposes, the Company does not intend to restrict purchases under the common stock purchase agreement.

  The Company's Right To Require Purchases

     If the closing sale price of the Company's common stock on each of the five trading days immediately prior to the first trading day of any 30-day period is at least $4.00, the Company will have the right to require purchase by Fusion Capital of part or all of the outstanding $6 million (in such amounts as determined by the Company), during such time or times as Fusion Capital will determine during the next two 30-day periods, provided the closing sale price of the Company's common stock during such 30-day period or periods is at least $4.00. The Company's right to require purchase by Fusion Capital will be exercisable by written notice from the Company to Fusion Capital prior to the first trading day of any 30-day period.

  Additional Shares Issued To Fusion Capital As A Commitment Fee

     Under the terms of the common stock purchase agreement, in connection with the commencement of the first tranche, Fusion Capital will receive as a commitment fee shares of the Company's common stock, together with warrants to purchase shares of the Company's common stock, equal to 12% of $6 million, divided by the lower of (1) the average of the closing bid price of the Company's common stock for the five consecutive trading days immediately preceding the trading day which is two trading days prior to the commencement of the first tranche and (2) $1.0625 (the average of the closing bid price of the Company's common stock for the five consecutive trading days immediately preceding December 11, 2000). Unless an event of default occurs, these shares must be held by Fusion Capital until the common stock purchase agreement has been terminated. The warrants will have an exercise price of $.01 per share and will be exercisable for 5 years from the beginning of the purchase and sale of the Company's common stock pursuant to the common stock purchase agreement.

     On the date that the second tranche is commenced, Fusion Capital will be entitled to receive an additional commitment fee, payable in shares of the Company's common stock, equal to 8% of $6.0 million shares, divided by the lower of (1) the average of the closing bid price of the Company's common stock for the five consecutive trading days immediately preceding the trading day which is two trading days prior to the commencement of the second tranche and (2) the average of the closing bid price of the Company's common stock for the five consecutive trading days immediately preceding the date the Company delivers notice to Fusion Capital of its intent to commence the second tranche.

  No Short-Selling or Hedging By Fusion Capital

     Fusion Capital has agreed that neither it nor any of its affiliates will engage in any direct or indirect short-selling or hedging of the Company's common stock during any time prior to the termination of the common stock purchase agreement.

  No Variable Priced Financings

     Until the termination of the common stock purchase agreement, the Company has agreed not to issue, or enter into any agreement with respect to the issuance of, any variable priced equity or variable priced "equity-like" securities unless the Company has obtained Fusion Capital's prior written consent.

  Events of Default


     Generally, Fusion Capital may terminate the common stock purchase agreement without any liability or payment to the Company upon the occurrence of any of the following events of default:


     - if for any reason the registration statement previously filed with the SEC covering the shares for sale to Fusion Capital lapses or is unavailable to Fusion Capital and the shares registered thereunder cannot be sold for a period of 10 consecutive trading days or for more than an aggregate of 30 trading days in any 365-day period;

     - suspension by the Nasdaq SmallCap Market of the Company's common stock from trading for a period of 10 consecutive trading days or for more than an aggregate of 30 trading days in any 365-day period;

     - the Company's failure to fully meet the requirements for continued listing on the Nasdaq SmallCap Market for a period of 10 consecutive trading days or for more than an aggregate of 30 trading days in any 365-day period;

     - (1) notice from the Company's transfer agent to the effect that it intends not to comply with a proper request for purchase under the common stock purchase agreement of shares of the Company's common stock; (2) the Company's failure to promptly confirm to the transfer agent Fusion Capital's purchase notice or (3) the failure of the transfer agent to issue shares of the Company's common stock promptly upon delivery of a purchase notice;


     - any material breach of the representations or warranties or covenants contained in the common stock purchase agreement or any related agreements which could have a material adverse affect on the Company subject to a cure period of 10 trading days;



     - if the number of shares to be issued to Fusion Capital reaches an aggregate amount that would require stockholder approval under Nasdaq regulations (to the extent not previously obtained and then required) or otherwise cause the Company to breach Nasdaq rules and regulations;



     - the removal or resignation of Lynn Fantom as Chief Executive Officer of the Company and of Gary W. Brown as the Company's Chief Operating Officer;



     - a default in any payment obligation of the Company in excess of $1.0 million; or



     - commencement of insolvency or bankruptcy proceedings by or against the Company.


  Termination Rights

     The common stock purchase agreement may be terminated as follows:

     - by Fusion Capital any time any of the events of default exists;

     - by the Company, prior to the date on which shares are purchased by Fusion Capital, at any time for any reason by issuing to Fusion Capital the shares to be issued as a commitment fee;

     - by the party not responsible, if the purchase and sale of the Company's common stock does not commence by March 31, 2001. If such termination occurs and Fusion Capital is not responsible for such termination, then the Company will issue to Fusion Capital the shares to be issued as a commitment fee; and

     - by the Company, after the date on which shares are first purchased by Fusion Capital, if at any time the closing sale price of the Company's common stock for each of any ten consecutive trading days is below $15.00, by giving notice to Fusion Capital within the next 3 trading days. Such notice will be effective three trading days after Fusion Capital receives such notice. The Company may not exercise its termination rights in anticipation of, or in connection with, a change of control or other major transaction unless the change of control or other major transaction has been publicly disclosed for at least 45 trading days.

     The common stock purchase agreement will automatically terminate on the date that the Company sells to Fusion Capital $6 million of its common stock. At that point, the Company has the option to commence the second tranche for an additional $6 million.

HOLDINGS OF FUSION CAPITAL UPON TERMINATION OF THE OFFERING

     Because Fusion Capital may sell all, some or none of the common stock offered issued under the common stock purchase agreement, no estimate can be given as to the amount of common stock that will be held by Fusion Capital upon early termination of the offering.

USE OF PROCEEDS

     The Company intends to use the proceeds, if any, from the common stock purchase agreement to support general corporate purposes, including working capital and capital expenditures.

POSSIBLE ADVERSE EFFECTS ON STOCKHOLDERS

     The stockholders of the Company may experience significant dilution from the Company's sale of shares to Fusion Capital under the common stock purchase agreement. The number of shares that the Company issues to Fusion Capital each 30-day period is based upon the future market price of the Company's common stock. If the market price declines, the number of shares which may be sold to Fusion Capital will increase. If the Company sells shares to Fusion Capital at a time when its stock price is low, its stockholders would be significantly diluted. In addition, the perceived risk of dilution by Fusion Capital and the Company's other stockholders may cause them to sell their shares, which could further decrease the market price of the Company's shares. Fusion Capital's resale of the Company's common stock will increase the number of its publicly traded shares, which could also cause the trading price of the Company's common stock to decline and to be highly volatile.

REQUIRED VOTE

     A majority of the votes cast at the Special Meeting is required to approve this proposal assuming a quorum is present. Each share of common stock is entitled to one vote. Abstentions and broker non-votes will have no effect on the outcome of the vote.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL
2.

                                   PROPOSAL 3

        APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE
             PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF THE
         COMPANY'S COMMON STOCK, PAR VALUE $0.01 PER SHARE, THAT MAY BE
         GRANTED AS AWARDS UNDER SUCH PLAN FROM 1,700,000 TO 3,000,000


     On January 24, 2001, the Board of Directors approved an amendment to the 1997 Stock Incentive Plan (the "1997 Plan"), subject to the approval of the stockholders, to provide (i) that the aggregate number of shares of the Company's common stock which may be subject to options or awards under the 1997 Plan be increased from 1,700,000 to 3,000,000 and, accordingly, (ii) that the number of shares reserved for future issuance of shares of the Company's common stock upon the exercise of options under the 1997 Plan be increased from 1,700,000 shares to 3,000,000 shares. The Board of Directors deems it advisable and in the best interests of the Company to provide for a sufficient number of shares under the 1997 Plan to induce, attract and retain talented persons to work at the Company. In addition, the Company has entered into an employment contract with Lynn Fantom as Chief Executive Officer and President of the Company which entitles Ms. Fantom to receive stock options to purchase up to 200,000 shares of the Company's common stock. Such grant is contingent upon stockholder approval of the increase in the number of shares of common stock available for awards under the 1997 Plan. In the event such proposal is not approved by the stockholders, the Company will still be able to honor its commitments to current employees as of December 31, 2000. However, as of December 31, 2000, the Company has exhausted all the shares available for additional grants under the 1997 Plan.


SUMMARY OF THE 1997 PLAN

     The following summary of the 1997 Plan is qualified in its entirety by reference to the 1997 Plan, a copy of which is attached to the Company's public reports or available upon request in writing directed to the President of the Company. Attention is particularly directed to the description therein of the material terms and conditions of the award of stock options ("Options") or restricted shares ("Restricted Shares"), or any combination thereof (collectively, the "Awards").

     All employees (including officers and directors) of the Company and its subsidiaries or independent contractors or consultants shall be eligible to participate in the 1997 Plan. The option committee of the Board of Directors ("Option Committee") is responsible for administering the 1997 Plan and, to the extent provided thereby, determine the persons to whom Options are granted, the exercise price thereof, the term and number of shares covered by each option grant and the type of option to be granted. In addition the Option Committee exercises all discretionary power regarding the operation of the 1997 Plan. The Option Committee may grant Awards to such persons to purchase the number of shares as the Option Committee may determine. Accordingly Option grants under the 1997 Plan are made from time to time in the discretion of the Option Committee and future grants under the 1997 Plan are not determinable at this time. Options granted under the 1997 Plan may either be Incentive Stock Options ("ISOs") pursuant to which the recipient receives certain tax benefits or non-ISOs. The price at which shares may be purchased upon exercise of an Option shall be fixed by the Option Committee and may be more than, less than or equal to the fair market value of the Company's common stock as of the date the Option is granted. Subject to the provisions of the 1997 Plan with respect to death, retirement and termination of employment, the term of each Option shall be for such period as the Option Committee shall determine as set forth in an applicable agreement.

     The method of payment of the purchase price of an Option, and the amount required to satisfy applicable federal, state and local withholding tax requirements, will be determined by the Option Committee and may consist of cash, a check, a promissory note, whole shares of the Company's common stock already owned by the optionee, the withholding of shares of the Company's common stock issuable upon such exercise of the Option, the delivery of a properly executed exercise notice or irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the purchase price, any combination of the foregoing methods of payment or such other consideration and method of payment as may be permitted for the issuance of shares under the Delaware General Corporation Law.

     At the time of any Award of Restricted Shares, the Option Committee will designate a period of time which must elapse (the "Restriction Period") and may impose such other restrictions, terms and conditions that must be fulfilled before the Restricted Shares will become vested. The Option Committee may determine that (i) Restricted Shares will be issued at the beginning of the Restriction Period, in which case such shares will constitute issued and outstanding shares of the Company's common stock for all corporate purposes, or
(ii) Restricted Shares will not be issued until the end of the Restriction Period, in which case the holder will have none of the rights of a stockholder with respect to the shares of the Company's common stock covered by such Award until such shares shall have been issued to such holder at the end of the Restriction Period.

     If a holder's employment with the Company or a subsidiary shall be terminated by the Company or such subsidiary during the Restriction Period with respect to any Restricted Shares, or prior to the exercise of any Option, for cause, then (i) all Options held by such holder shall immediately terminate and
(ii) such holder's rights to all Restricted Shares, retained distributions, any unpaid dividend equivalents and any cash awards shall be forfeited immediately.

     All shares available under the 1997 Plan are subject to adjustments that may be made for a merger, recapitalization, stock dividend, stock split or other similar change affecting the number of outstanding shares of the Company's common stock. Shares of the Company's common stock that are subject to any Award granted under the 1997 Plan that expires, terminates or is annulled for any reason without having been exercised and any Award of Restricted Shares that is forfeited prior to becoming vested will return to the pool of such shares available for grant under the 1997 Plan.

     The Board of Directors may at any time amend, suspend or discontinue the 1997 Plan; provided, however, that certain amendments may not be made by the Board of Directors without approval of the stockholders. Amendments may not alter an outstanding Option without the consent of the optionee.

     The Option Committee may require in an applicable agreement that if the optionee acquires any shares of the Company's common stock through the exercise of Options or through the vesting of Restricted Shares granted pursuant to an Award, then prior to selling any such shares, such holder must offer to sell such shares to the Company at their fair market value pursuant to a right of first refusal.

     The obligations of the Company with respect to Awards granted under the 1997 Plan are subject to all applicable laws.

REQUIRED VOTE

     A majority of the votes cast at the Special Meeting is required to approve this proposal assuming a quorum is present. Each share of common stock is entitled to one vote. Abstentions and broker non-votes will have no effect on the outcome of the vote.

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE THEIR SHARES "FOR" PROPOSAL 3.

                             EXECUTIVE COMPENSATION



DIRECTOR FEES



     Directors who are employees of the Company receive no additional compensation for services as directors. Directors not so employed receive $25,000 in compensation annually and are entitled to be reimbursed for expenses incurred in connection with meeting attendance. In addition, each of the Company's non-employee directors are granted options to acquire 5,000 shares of the Company's Common Stock upon their election or reelection to the Board.



ADVISOR FEES



     All nonemployees serving as members of the Company's Board of Advisors receive options to purchase up to 5,000 shares of the Company's common stock upon their election to the Board of Advisors. There are three members of the Board of Advisors.



SUMMARY COMPENSATION TABLE



     The following table sets forth the total annual compensation paid or accrued by the Company for services in all capacities for Ms. Fantom, the Chief Executive Officer of the Company, and those other executive officers of the Company (the "Named Executives") who served in executive capacities at the end of fiscal 2000 and had aggregate compensation in excess of $100,000.



                                                                            LONG TERM COMPENSATION
                                           ANNUAL COMPENSATION(1)         ---------------------------
                                       -------------------------------    RESTRICTED STOCK    OPTION
NAME AND PRINCIPAL POSITION            YEAR    SALARY ($)    BONUS ($)         AWARDS         AWARDS
---------------------------            ----    ----------    ---------    ----------------    -------
Lynn Fantom, Chief Executive.........  2000       250,000         --               --              --
  Officer and President                1999       250,000         --               --              --
                                       1998        24,038(2)      --               --         400,000
Matthew G. de Ganon, Executive.......  2000       228,392         --               --              --
  Chairman of the Board                1999       175,613     25,000               --              --
                                       1998       130,924         --               --              --
Douglas E. Cleek, Executive..........  2000       182,423         --               --              --
  Vice President -- Chief Creative     1999       166,794     25,000               --              --
  Officer                              1998       117,978         --               --              --
Gary W. Brown, Executive Vice........  2000       151,442(3)      --          100,000(4)      268,000(5)
  President Chief Operating
  Officer, Secretary and acting Chief
  Financial Officer
Seth Bressman, Former Chief
  Financial..........................  2000       129,807         --               --          20,000
  Officer(6)                           1999       123,915         --               --           5,000
                                       1998        93,748         --               --          25,000


---------------

(1)The value of perquisites and other personal benefits does not exceed 10% of the officer's salary.



(2)Joined the Company in November 1998.



(3)Joined the Company in April 2000.



(4)All such shares remain unvested.



(5)Includes 22,000 shares granted under the Company's 1996 Stock Option Plan.



(6)Resigned from the Company effective December 31, 2000.



EMPLOYMENT CONTRACTS FOR EXECUTIVE OFFICERS



     Matthew G. de Ganon and Douglas E. Cleek, two of the current executive officers of the Company, have each executed employment contracts. The contracts of each of Messrs. de Ganon and Cleek, which expire on December 31, 2001, provide for minimum annual salaries of $153,000 with 20% increases for each successive year. Such contracts also provide for bonuses equal to 1.88% of the Company's pre-tax profit. Messrs. de Ganon and Cleek are prohibited from competing with the Company through December 31, 2001.



     The Company has also entered into a two year employment contract with Lynn Fantom as Chief Executive Officer and President of the Company, which terminates on December 31, 2002. The contract calls for an annual base salary of $250,000, which will increase to $300,000 effective July 1, 2001. Ms. Fantom's employment contract also entitles her to receive stock options to purchase up to 200,000 shares of the Company's common stock. Such grant is contingent upon stockholder approval of the increase in the number of shares of the Company's common stock available for awards under the 1997 Plan (see "Proposal 3 -- Approval of The Amendment to the Company's 1997 Stock Incentive Plan to Increase the Aggregate Number of Shares of the Company's Common Stock, Par Value $0.01 Per Share, That May Be Granted As Awards Under Such Plan From 1,700,000 To 3,000,000," above). Such options are scheduled to vest 50% on the first year anniversary of the date of grant and 50% on the second year anniversary of the date of grant. Ms. Fantom's employment contract also entitles her to a bonus equal to 10% of the Company's net income up to $1,000,000 of annual net income and 7.5% of the Company's net income in excess of $1,000,000. If Ms. Fantom's employment with the Company is terminated for any reason other than "Cause" or if Ms. Fantom resigns from the Company for "Good Reason" (each term as defined in her employment contract), then pursuant to her employment contract, Ms. Fantom will be entitled to a $300,000 payment and immediate vesting of all her options. In the event of a change of control with respect to the Company, all of Ms. Fantom's options will immediately vest pursuant to her employment contract and if, 180 days after a change of control, Ms. Fantom is dismissed from the Company for any reason other than "Cause" or if Ms. Fantom resigns from the Company for "Good Reason" (each term as defined in her employment contract), Ms. Fantom will be entitled to a payment equal to the greater of $300,000 or the base salary for the remainder of her employment term. In addition, pursuant to her employment contract, Ms. Fantom is subject to a non-compete restriction for twelve months after the termination of her employment.



     Gary W. Brown joined the Company as Executive Vice President and Chief Operating Officer on April 14, 2000 and is currently the Company's Secretary and acting Chief Financial Officer. Mr. Brown signed an employment contract with the Company that expires on March 31, 2002. This employment contract provides for an annual salary of $225,000 and a discretionary annual bonus in the form of stock options up to a maximum of 100,000 shares of common stock per year. Upon joining the Company, Mr. Brown also received 100,000 shares of restricted stock and options to purchase up to 263,000 shares of the Company's common stock. Both the restricted stock and the stock options vest 50% on April 14, 2001 and 50% on April 14, 2002. In addition, all of Mr. Brown's unvested shares of restricted stock and stock options vest immediately upon the occurrence of a change of control transaction, as contemplated by his employment contract. Pursuant to his employment contract, Mr. Brown is also subject to a non-compete restriction for twelve months after the termination of his employment.



     On February 1, 2000, the Company entered into a one-year employment contract with Seth Bressman as Chief Financial Officer, providing for an annual salary of $125,000 and a bonus equal to $50,000 in the event of a Change in Control (as defined in the contract). Mr. Bressman resigned from his position as the Company's Chief Financial Officer effective December 31, 2000 and pursuant to his employment contract, he is subject to a non-compete restriction for a period of six months from the termination date of his employment.

OPTION GRANTS IN FISCAL 2000



     The following table sets forth individual grants of stock options made during fiscal year ended December 31, 2000 for the Chief Executive Officer of the Company and each of the Named Executives.



                       OPTION GRANTS IN LAST FISCAL YEAR



                                           NUMBER OF      PERCENT OF TOTAL
                                          SECURITIES      OPTIONS GRANTED
                                          UNDERLYING      TO EMPLOYEES IN    EXERCISE OR BASE
NAME                                    OPTIONS GRANTED     FISCAL YEAR        PRICE($/SH)      EXPIRATION DATE
----                                    ---------------   ----------------   ----------------   ---------------
Lynn Fantom...........................           --              --                   --                 --
Matthew G. de Ganon...................           --              --                   --                 --
Douglas E. Cleek......................           --              --                   --                 --
Gary W. Brown.........................      246,000              25%             $  5.00            4/14/10
Seth Bressman.........................       20,000(1)            2%             $5.4375             6/1/10


---------------

(1)All unvested options held by Mr. Bressman at the time of termination of his employment with the Company were cancelled by the Company upon Mr. Bressman's resignation as Chief Financial Officer of the Company, effective December 31, 2000.



     An aggregate of 281,000 stock options were granted under the 1997 Stock Incentive Plan to all executive officers and directors as a group during the fiscal year ended December 31, 2000. Such options are exercisable at prices per share ranging from $1.0938 to $5.4375, based on the fair market value of the Company's common stock on the dates of grant. None of such options were exercised during fiscal 2000.



OPTION EXERCISES AND YEAR-END OPTION VALUE TABLE



     The following table sets forth the value of unexercised options held on December 31, 2000 by Ms. Fantom and each of the Named Executives.



                                                                                                 VALUE OF
                                                             NUMBER OF SECURITIES           UNEXERCISED IN-THE-
                                                            UNDERLYING UNEXERCISED         MONEY OPTIONS HELD ON
                                                                  OPTIONS AT                 DECEMBER 31, 2000
                                   SHARES                      DECEMBER 31, 2000                  ($)(1)
                                  ACQUIRED      VALUE     ---------------------------   ---------------------------
NAME                             ON EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                             -----------   --------   -----------   -------------   -----------   -------------
Lynn Fantom....................        --           --      400,000              --         --             --
Matthew G. de Ganon............        --           --           --              --         --             --
Douglas E. Cleek...............        --           --           --              --         --             --
Gary W. Brown..................        --           --           --         246,000         --             --
Seth Bressman..................     2,500       $8,125       22,500          20,000(2)      --             --


---------------

(1)Based on the closing price of the Company's common stock on December 29, 2000, the last day in fiscal 2000 on which the markets were open for business, which was $0.4688.



(2)All unvested options held by Mr. Bressman at the time of termination of his employment with the Company were cancelled by the Company upon Mr. Bressman's resignation as Chief Financial Officer of the Company, effective December 31, 2000.

STOCK OPTION GRANTS UNDER 1997 PLAN AS PROPOSED TO BE AMENDED



     The following table sets forth the number of shares of the Company's common stock underlying stock options that will be received by or allocated to the named persons upon the effectiveness of the amendment to the 1997 Plan described in Proposal 3 of this Proxy Statement.



                                                               NUMBER OF SHARES
NAME AND POSITION                                             UNDERLYING OPTIONS
-----------------                                             ------------------
Lynn Fantom.................................................       200,000(1)
  Chief Executive Officer and President
Matthew de Ganon............................................             0(2)
  Executive Chairman of the Board
Douglas Cleek...............................................             0(2)
  Chief Creative Officer
Gary W. Brown...............................................             0(2)
  Executive Vice President, Chief
  Operating Officer, Secretary and
  acting Chief Financial Officer
Seth Bressman(3)............................................             0(2)
  Former Chief Financial Officer
Executive Group.............................................       200,000(1)
Non-Executive Director Group................................             0(2)
Non-Executive Officer Employee Group........................             0(2)


---------------

(1)The Company has entered into an employment contract with Lynn Fantom as Chief Executive Officer and President of the Company which entitles Ms. Fantom to receive stock options to purchase up to 200,000 shares of the Company's common stock. Such grant is contingent upon stockholder approval of the increase in the number of shares of common stock available for awards under the 1997 Plan.



(2)Other than as disclosed in the foregoing footnote 1, option grants under the 1997 Plan are made from time to time in the discretion of the Option Committee of the Board of Directors of the Company. Therefore, future grants under the 1997 Plan are not determinable at this time.



(3)Resigned from the Company effective December 31, 2000.

                              BENEFICIAL OWNERSHIP


     The following table sets forth information, as of December 31, 2000, as to the beneficial ownership of common stock (including shares which may be acquired within 60 days pursuant to stock options) of each director of the Company, the Chief Executive Officer of the Company, all directors and executive officers as a group and persons known by the Company to beneficially own 5% or more of the Company's common stock. Except as set forth below, each of the listed persons has sole voting and investment power with respect to the shares beneficially owned by such person. Except as otherwise indicated, the address of each person included in the table is care of the Company, 30 Broad Street, 16th Floor, New York, New York 10004.


                                                                    SHARES OF
                                                                  COMMON STOCK           PERCENT
NAME OF OWNER(1)                                              BENEFICIALLY OWNED(1)    OF CLASS(1)
----------------                                              ---------------------    -----------
Matthew G. de Ganon.........................................          935,993(2)(3)       26.9
Douglas E. Cleek............................................          429,531(2)(3)       12.4
Lynn Fantom.................................................          405,000(4)          10.5
Gary W. Brown...............................................          379,400(5)          10.1
Steven N. Goldstein.........................................           12,500(6)             *
David Sklaver...............................................           12,500(6)             *
P. Scott Munro..............................................           12,500(6)             *
All Directors and Executive Officers as a group (8
  persons)..................................................        1,331,416(7)          38.5

---------------
 *  Less than one percent.

(1) Does not give effect to shares of common stock held in treasury or 574,970 shares of common stock issuable upon exercise of the Company's redeemable common stock purchase warrants. Every two warrants entitle the holder to purchase one share of common stock for $7.50. Also does not give effect to warrants issued to the representative of the underwriters of the Company's initial public offering in 1996 to purchase 574,970 units exercisable at $8.04 per unit, each unit consisting of one share of common stock and one underlying warrant (every two of such underlying warrants entitle the holder to purchase one share of common stock for $7.50).

(2) Includes 6,250 shares for each of Mr. de Ganon and Mr. Cleek underlying presently exercisable stock options, exercisable at $6.75 per share.


(3) Pursuant to a 10-year voting agreement entered into by Messrs. Centner, de Ganon, Cleek and Bradley Szollose (a former director of the Company), effective July 26, 1996 (the "Voting Agreement"), the voting control over 503,408 shares and any shares issued upon exercise of options held by Messrs. Centner, Cleek and Szollose are vested in Mr. de Ganon. Such shares subject to the Voting Agreement must be voted in favor of the election of Mr. de Ganon. In addition, the Voting Agreement grants each party thereto a right of first refusal as to the sale of the others' common stock. Messrs. Centner, de Ganon, Cleek and Szollose each disclaim beneficial ownership of those shares with respect to which they are not record owners. Mr. de Ganon's holdings also include an aggregate of 12,500 shares underlying presently exercisable stock options held by Messrs. de Ganon and Cleek.


(4) Includes 400,000 shares of common stock subject to stock options that are presently exercisable.


(5) Includes: (i) 5,000 shares of common stock subject to stock options that vest as follows: 50% on October 1, 2000 and 50% on April 1, 2001; (ii) 263,000 shares of common stock subject to stock options that vest as follows: 50% on April 14, 2001 and 50% on April 14, 2002; (iii) 100,000
    shares of restricted common stock that remain unvested (Mr. Brown disclaims beneficial ownership of such shares).


(6) Excludes 2,500 shares of common stock underlying stock options for each of Messrs. Goldstein, Sklaver and Munro that are not presently exercisable.

(7) Includes 485,000 shares of common stock underlying presently exercisable stock options and excludes 385,500 shares of common stock underlying stock options that are not presently exercisable and restricted stock that is not currently vested.

                                 OTHER MATTERS

     Management is not aware of any matters to come before the Special Meeting which will require the vote of stockholders other than those matters indicated in the Notice of Special Meeting and this Proxy Statement. However, if any other matter calling for stockholder action should properly come before the Special Meeting or any adjournments thereof, those persons named as proxies in the enclosed proxy form will vote thereon according to their best judgment.

                                          By Order of the Board of Directors

                                          /s/        GARY W. BROWN
                                          --------------------------------------
                                                      Gary W. Brown
                                                        Secretary

New York, New York

February 15, 2001

PROXY                           K2 DIGITAL, INC.

                    PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

This Proxy is Solicited by the Board of Directors.

    The undersigned stockholder of K2 Digital, Inc. (the "Company") hereby appoints each of Matthew G. de Ganon and Gary W. Brown, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all shares of the common stock of the Company which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Special Meeting of Stockholders of the Company to be held at the offices of counsel to the Company, Brown Raysman Millstein Felder & Steiner LLP, 120 West 45th Street, 20th floor, New York, New York 10036 at 10:00 a.m. local time on March 7, 2001, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Special Meeting and any adjournments thereof.

    This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder.

    UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1, PROPOSAL 2 AND PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

PLEASE MARK BOXES [X] IN BLUE OR BLACK INK.

1. APPROVAL OF THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION OF THE COMPANY TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY'S CAPITAL STOCK FROM 10,000,000 TO 25,000,000, OF WHICH 24,000,000 SHARES WILL BE COMMON STOCK, PAR VALUE $.01 PER SHARE, AND 1,000,000 SHARES WILL BE PREFERRED STOCK, PAR VALUE $.01 PER SHARE.

          [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

                                                          CONTINUED ON NEXT PAGE

2. APPROVAL OF THE PROPOSAL TO ISSUE TO FUSION CAPITAL FUND II, LLC UP TO 3,500,000 SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01 PER SHARE, PURSUANT TO A COMMON STOCK PURCHASE AGREEMENT.

          [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

3. APPROVAL OF THE AMENDMENT TO THE COMPANY'S 1997 STOCK INCENTIVE PLAN TO INCREASE THE AGGREGATE NUMBER OF SHARES OF THE COMPANY'S COMMON STOCK, PAR VALUE $0.01 PER SHARE, THAT MAY BE GRANTED AS AWARDS UNDER SUCH PLAN FROM 1,700,000 TO 3,000,000.

          [ ]  FOR            [ ]  AGAINST             [ ]  ABSTAIN

4. IN THEIR DISCRETION, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.




                                    Dated:              , 2001


                                    --------------------------------------------
                                    Signature of Stockholder(s)


                                    --------------------------------------------
                                    Name of Stockholder(s)

                                    NOTE: When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, custodian, guardian or corporate officer, please give your full title as such. If a corporation, please sign full corporate name by authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.